UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street Suite 1217
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 355-4440

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on March 26, 2026, Pulmatrix, Inc., a Delaware corporation (“Pulmatrix” or the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Pulmatrix, PUOS Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Pulmatrix and Eos SENOLYTIX, Inc., a Delaware Corporation (“Eos”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Merger Sub, a direct, wholly owned subsidiary of Pulmatrix, will merge with and into Eos, with Eos surviving as a wholly owned subsidiary of Pulmatrix, and the surviving corporation of the merger (the “Merger”). Pulmatrix following the Merger is referred to herein as the “Combined Company.”

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, Pulmatrix held a special meeting in lieu of the annual meeting of Pulmatrix stockholders on October 26, 2026, at 8:30 a.m. Eastern Time (the “Special Meeting”), at which the Pulmatrix stockholders voted on the proposals set forth below. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on September 25, 2026 (as amended, the “Proxy Statement/Prospectus”) and first mailed to the Pulmatrix stockholders on September 25, 2026. The final voting results regarding each proposal are set forth below. There were 3,652,285 shares of Pulmatrix common stock outstanding and entitled to vote and 1,000 shares of the Company’s Series B Preferred Stock outstanding with each such share entitled to 454 votes as of August 28, 2026, the record date for the Special Meeting, representing a total voting power of 4,106,830 votes. 2,067,351 shares of Pulmatrix common stock and shares of the Company’s Series B Preferred Stock representing 454,545 votes were represented in person or by proxy at the Special Meeting, representing 61.40% of the total voting power of the Company, which constituted a quorum.

Proposal No. 1: To approve (i) the issuance of shares of Pulmatrix common stock, which will represent more than 20% of the shares of Pulmatrix common stock outstanding immediately prior to the Merger, to Eos stockholders, certain Eos noteholders and to Palladium as compensation in connection with the Merger, pursuant to the terms of the Merger Agreement and that certain M&A Advisory Agreement by and between Pulmatrix and Palladium, dated as of February 12, 2026, respectively, and (ii) the change of control resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b) (“Proposal No. 1”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
1,410,737	172,166	22,400	916,593

Proposal No. 2: To approve an amendment to the amended and restated certificate of incorporation of Pulmatrix (the “Pulmatrix Charter”) to effect a reverse stock split of the issued and outstanding Pulmatrix common stock at a ratio determined by the Pulmatrix board of directors and agreed to by Eos, of one new share of Pulmatrix common stock for every 2 to 10 shares (or any number in between) of outstanding Pulmatrix common stock, in the form attached as Annex B to the Proxy Statement/Prospectus (“Proposal No. 2”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
2,173,671	293,406	54,819	0

Proposal No. 3: To approve an amendment to the Pulmatrix Charter to increase the number of shares of Pulmatrix common stock that Pulmatrix is authorized to issue from 200,000,000 to 250,000,000, in the form attached as Annex C to the Proxy Statement/Prospectus (“Proposal No. 3”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
1,405,042	179,225	21,036	916,593

Proposal No. 4: To ratify the appointment of CBIZ CPAs P.C. as Pulmatrix’s independent registered public accounting firm for fiscal year ending December 31, 2026 (“Proposal No. 4”), provided that Stephano Slack LLC is expected to be appointed for that fiscal year if the Merger is completed as the Combined Company’s independent registered public accounting firm;

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
2,214,211	192,472	115,213	0

Proposal No. 5: To elect the Class III directors, Michael J. Higgins and Anand Varadan, to the Pulmatrix board of directors and to hold office until Pulmatrix’s 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their respective earlier death, resignation or removal, provided that if the Merger is consummated, the approval of Proposal No. 5 will only have an effect until the completion of the Merger because the composition of the Pulmatrix board of directors will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement (“Proposal No. 5”).

Mr. Higgins and Mr. Varadan were elected by the requisite vote of Pulmatrix stockholders.

	For	Withheld	Broker Non-Votes
Michael J. Higgins	1,411,598	193,705	916,593
Anand Varadan	1,443,228	162,075	916,593

Proposal No. 6: To approve, on a non-binding, advisory basis, the compensation paid to Pulmatrix’s named executive officers (“Proposal No. 6”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
1,397,971	160,588	46,744	916,593

Proposal No. 7: To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to Pulmatrix’s named executive officers (“Proposal No. 7”).

“Three years” was approved by the requisite vote of Pulmatrix stockholders.

1 year	2 years	3 years	Abstain	Broker Non-Votes
406,456	33,867	1,021,799	143,181	916,593

Proposal No. 8: To approve the Eos SENOLYTIX, Inc. 2026 Equity Incentive Plan (“Proposal No. 8”).

This proposal was approved by the requisite vote of Pulmatrix stockholders.

For	Against	Abstain	Broker Non-Votes
1,282,450	295,256	27,597	916,593

Proposal No. 9: To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 through 8 (“Proposal No. 9”).

This proposal was approved by the requisite vote of Pulmatrix stockholders; however, adjournment of the Special Meeting was not necessary because there were sufficient votes to approve Proposal Nos. 1 through 8.

For	Against	Abstain	Broker Non-Votes
2,153,146	314,161	54,589	0

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Pulmatrix, Eos, the proposed transactions and other matters. These forward-looking statements include, but are not limited to: express or implied statements relating to the structure, timing and completion of the Merger; satisfaction (or waiver) of closing conditions under the Merger Agreement; the Combined Company’s listing on The Nasdaq Stock Market LLC (“Nasdaq”) after the closing of the proposed Merger; the number of shares of Pulmatrix that may be outstanding as a result of the Reverse Stock Split; expectations regarding the ownership structure of the Combined Company; the expected directors of the Combined Company; and expectations regarding the receipt of required regulatory approvals for the closing of the Merger. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties (some of which are beyond Pulmatrix’s, Eos’s or the Combined Company’s control) or other assumptions that may cause actual results, outcomes or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of Pulmatrix and Eos to consummate the transactions contemplated by the Merger, risks associated with Pulmatrix’s continued listing on Nasdaq until closing of the Merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger; as a result of adjustments to the exchange ratio, Eos stockholders and Pulmatrix stockholders could own more or less of the Combined Company that is currently anticipated; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the Combined Company’s business relationships, operating results and business generally; risks associated with the Combined Company’s ability to manage expenses and unanticipated spending and costs that could reduce the Combined Company’s cash resources; risks related to the Combined Company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the Combined Company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the Combined Company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the Combined Company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the Combined Company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the Combined Company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the Combined Company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the Combined Company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, is set forth in Pulmatrix’s filings with the SEC, including its most recent Annual Report on Form 10-K, as may be supplemented or amended by Pulmatrix’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Pulmatrix from time to time, including the Proxy Statement/Prospectus, any risk factors related to Pulmatrix or Eos made available to you in connection with the Merger, as well as risk factors associated with companies, such as Eos, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or, should any of Pulmatrix’s or Eos’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Pulmatrix nor Eos undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Pulmatrix or Eos.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: October 27, 2026	By:	/s/ Peter Ludlum
Peter Ludlum
Interim Chief Executive Officer and Interim Chief Financial Officer